                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                              FORM 8-K
                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                           August 11, 1995
         (Date of Report; Date of Earliest Event Reported)

                              VENCOR, INC.
          (Exact Name of Registrant as specified in its Charter)

         Delaware                   1-10989                 61-1055020
 (State of Incorporation)    (Commission File No.)         (IRS Employer
                                                        Identification No.)



   3300 Capital Holding Center
      400 West Market Street
       Louisville, Kentucky                                     40202
(Address of Principal Executive Offices)                      (Zip Code)



                             (502) 569-7300
          (Registrant's telephone number, including area code)


                             Not applicable
      (Former name or former address, if changed since last report)

Items 1-4.  Not Applicable.

Item 5.     Other Events.

            On August 11, 1995, the Company entered into the First Amendment (the "First Amendment") to the Rights Agreement, dated as of July 20, 1993, between the Company and National City Bank, as Rights Agent (the "Rights Agreement"). Pursuant to the First Amendment, Exhibit II of the Rights Agreement was amended so to correct and clarify any ambiguities contained in the Summary of Rights to Purchase Series A Participating Preferred Stock.

            The foregoing summary is qualified in its entirety by reference to the First Amendment, a copy of which is attached hereto as
Exhibit 4.3(a) and is hereby incorporated by reference. Capitalized terms not defined in this paragraph have the meanings assigned to them in the Rights Agreement, as amended, which is hereby incorporated by reference.

Item 6.     Not Applicable.

Item 7.     Financial Statements
            Pro Forma Financial Information and Exhibits.

(a)-(b)     Not Applicable.
    (c)     Exhibits Required by Item 601 of Regulation S-K.


            4.3    Rights Agreement dated as of July 20, 1993.
            4.3(a) First Amendment to Rights Agreement dated as of
                   August 11, 1995.

Item 8.     Not Applicable.

                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 11, 1995

                                          VENCOR, INC.



                                          By:/s/Jill L. Force
                                             Jill L. Force
                                             General Counsel and Secretary

                               EXHIBIT INDEX



                                                              Page No. in
                                                              Sequentially
     Exhibit No.                   Description                Numbered 8-K

         4.3          Rights Agreement dated as of July 20,        *
                      1993
         4.3(a)       First Amendment to Rights Agreement
                      dated as of August 11, 1995


 * Included as Exhibit 1 to Registration Statement on Form 8-A filed July 21, 1993; such Exhibit is incorporated herein by reference.

                                                             EXHIBIT 4.3(a)

                    FIRST AMENDMENT TO RIGHTS AGREEMENT

            This First Amendment (this "Amendment") dated as of August 11, 1995 to the Rights Agreement (the "Rights Agreement") dated as of July 20, 1993 between Vencor, Incorporated, a Delaware corporation, now known as Vencor, Inc. (the "Company") and National City Bank, Rights Agent, a national banking association existing under the laws of the State of Ohio (the "Rights Agent"); all capitalized terms not defined herein shall have the meanings ascribed to such term in the Rights Agreement.

            WHEREAS, the Board of Directors of the Company declared a dividend of one preferred stock purchase right for each share of the Company's Common Stock outstanding as of the close of business on August 1, 1993; and

            WHEREAS, each currently issued and outstanding share of the Company's Common Stock entitles the holder thereof to one Right; and

            WHEREAS, each of the Rights is currently represented only by the share of Common Stock entitled to such Right; and

            WHEREAS, Section 27 of the Rights Agreement provides that the Company may amend the Rights Agreement without the approval of any holders of Rights Certificates in order, among other things, to correct or supplement any provision in the Rights Agreement, to cure any ambiguity or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable; and

            WHEREAS, the Company has deemed it necessary or desirable to correct or supplement Exhibit II to the Rights Agreement by this Agreement.

            NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged the Company and the Rights Agent hereby agree as follows:

            1. Exhibit II. Exhibit II of the Rights Agreement shall be deleted in its entirety and replaced with a new Exhibit II, attached to this Amendment as Annex A.

            2. Governing Law. This amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

            3.    Counterparts.     This Amendment may be executed in
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested, all as of the date and year first above written.

                                          VENCOR, INC.
Attest:


By:________________________               By:/s/Jill L. Force
   Name:June N. King                         Name:Jill L. Force
   Title:Assistant Secretary                 Title:General Counsel and
         and General Counsel                       Secretary



                                          NATIONAL CITY BANK, AS
                                               RIGHTS AGENT
Attest:


By:/s/Deborah A. Zupkovich                By:/s/David B. Davis
   Name:Deborah A. Zupkovich                 Name:David B. Davis
   Title:Trust Officer                       Title:Vice President